                   TABLE OF CONTENTS

     Letter to Shareholders......................   1
     Portfolio of Investments....................   3
     Statement of Assets and Liabilities.........   7
     Financial Statements........................   8
     Statement of Operations.....................   8
     Statement of Changes in Net Assets..........   8
     Financial Highlights........................   9
     Notes to Financial Statements...............  10
     Independent Auditor's Report................  12

    MOSH ANR 2/96

                            LETTER TO SHAREHOLDERS




               [PHOTO OF DENNIS J. MCDONNELL AND DON G. POWELL]
February 8, 1996

Dear Shareholder,
  For most investors, it would be hard to surpass the success enjoyed during 1995. The stock and bond markets enjoyed substantial gains, driven by a combi-nation of continuing economic growth and low inflation. The strength of equity and fixed-income securities in 1995 was particularly impressive because it followed a year in which both markets declined. People who remained invested during 1995 generally shared in the growth of the markets, while investors who retreated after 1994's downturn may have missed out on the double-digit re-turns.
  The rebound in the markets last year reinforces the importance of maintain-ing a long-term perspective for your investments. While the environment for stocks and bonds remains positive, it is unlikely that 1996 will see a repeat of the markets' strong 1995 performance. However, municipal bonds continue to meet the needs of investors who seek capital preservation and regular income free from federal income taxes.

ECONOMIC OVERVIEW
  The U.S. economy grew throughout 1995, but the rate of growth slowed toward year-end. The gross domestic product grew at an annual rate of more than 4 percent in the third quarter of 1995, but slowed to an estimated 2 to 3 per-cent in the fourth quarter of the year, with retail and auto sales particu-larly sluggish. The slower growth rate eased concerns about inflation and allowed the Federal Reserve Board in late December to lower short-term inter-est rates by a quarter-percentage point. Just as the Fed's raising of short-term rates in 1994 helped slow economic growth in 1995, the reduction in rates during the latter half of 1995 was expected to help generate moderate economic growth in 1996.
  The cut in short-term rates, combined with moderate growth forecasts, was viewed by the financial markets as a positive event, pushing up both stock and bond prices. For example, during 1995 the yield on the Bond Buyer's Municipal Bond Index fell from 6.97 percent to 5.56 percent. Many observers expect the Fed to cut rates further if Congress and the President are able to reach an agreement on the federal budget, provided economic conditions justify further easing. Although municipal bond yields have declined, they still are offering compelling yields, particularly to investors in high tax brackets.

PERFORMANCE SUMMARY
  For the year ended December 31, 1995, Mosher Inc. achieved a total return of
14.12 percent. At its current annualized dividend level of $1.30 per share, the Fund provides shareholders with a tax-free distribution rate of 6.54 per-cent as of December 31, 1995. At this

                                                          Continued on page two
distribution rate, the Fund provides shareholders in the 36 percent federal in-come tax bracket with a yield equivalent to a taxable investment earning 10.22 percent. During the reporting period, the Fund's portfolio continued to focus on higher-quality, medium-term issues.

OUTLOOK
  Looking ahead, we are cautiously optimistic. We expect the economy to grow at a rate of 2 to 3 percent throughout 1996, with growth stronger in the second half of the year as the full impact of the Fed's rate cuts take effect. Lower rates will have the greatest impact on interest-sensitive industries, such as housing. Although inflation appears to be under control, there probably will be some upward pressure in 1996 as lower interest rates generate increased eco-nomic activity.
  The current economic conditions are ideal for stocks, especially the stocks of smaller companies, since they tend to be affected less by economic cycles. The outlook for the fixed-income market--including municipal bonds--is posi-tive, too. In the near-term, we believe domestic markets will benefit from a stable U.S. dollar and increased business activity driven in part by a number of recently announced strategic reorganizations of some of the nation's blue chip industry leaders.
  During recent months, debate over tax reform and the federal deficit has dom-inated the agenda in Washington. Now that we are in a presidential election year, tax reform likely will replace the budget battle as the top issue in Washington. There has been varied speculation about the impact of these issues on the economy and on various types of investments. We are following the tax reform debate very closely, and we will keep you updated on this issue through-out the year.
  We appreciate your continued confidence in your investment, and we look for-ward to communicating with you again regarding the performance of your Fund.

Sincerely,

/s/ Don G. Powell                /s/ Dennis J. McDonnell
Don G. Powell                    Dennis J. McDonnell
Chairman                         President
Van Kampen American Capital      Van Kampen American Capital
Asset Management, Inc.           Asset Management, Inc.

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1995

--------------------------------------------------------------------------------

 Par
 Amount
 (000)  Description                                Coupon Maturity Market Value
-------------------------------------------------------------------------------
        MUNICIPAL BONDS 93.7%
        EDUCATION 12.9%
 $1,000 Columbus, Indiana, Four Star School
        Building Corp., 1st Mtg. Rev., MBIA.....   6.000% 01/15/06 $  1,081,470
    500 Connecticut, Health & Educational
        Facilities Rev. (University of Hartford)
        Series D................................   6.750  07/01/12      508,065
    500 District of Columbia, Rev., (Howard
        University) Series A....................   7.250  10/01/20      544,945
  1,000 King County, Washington, School District
        No. 411, Series A.......................   5.850  12/01/11    1,037,330
    100 New Hampshire, Higher Education & Health
        Rev. ...................................   7.625  07/01/16      103,879
    150 New York City, New York, Industrial
        Development Agency, Civil Facility Rev.
        (Marymount Manhattan College Project)...   7.000  07/01/23      160,076
    500 New York, State Dormitory Authority Rev.
        (City University System) Series C.......   6.000  07/01/16      504,505
    890 Rhode Island, State Health &
        Educational, CONN.......................   6.500  11/15/24      952,425
                                                                   ------------
                                                                      4,892,695
                                                                   ------------
        HOSPITAL 8.4%
    250 Delaware, State Economic Development
        Authority Rev.
        (Osteopathic Hospital Association)
        Series A................................   6.750  01/01/13      246,277
    150 Doylestown, Pennsylvania, Hospital
        Authority Rev. (Pine Run) Series A......   7.200  07/01/23      157,249
    500 Fayette County, Pennsylvania, Hospital
        Authority Rev. (Uniontown Hospital)
        Series 1985.............................   7.625  07/01/15      518,080
    200 Illinois Health Facilities Authority
        Rev. (Elmhurst Memorial Hospital) Series
        B.......................................   7.250  05/01/22      209,514
    250 Laramie County, Wyoming, Hospital Rev.
        (Memorial Hospital Project) AMBAC.......   6.700  05/01/12      274,695
    250 Newton, Kansas, Hospital Rev., (Newton
        Healthcare Corp.)
        Series A................................   7.375  11/15/14      268,565
    250 Scranton-Lackawanna, Pennsylvania,
        Health & Welfare Authority Rev. (Moses
        Taylor Hospital Project) Series B.......   8.500  07/01/20      277,943
    100 South Dakota, State Health Authority
        Rev. ...................................   7.250  04/01/20      104,850
    500 Tulsa, Oklahoma, Industrial Authority,
        Hospital Rev. (Tulsa Regional Medical
        Center).................................   7.200  06/01/17      543,815
    500 Wisconsin, State Health & Educational
        Facilities Authority, Rev. (Wheaton
        Franciscan Services, Inc.) Series 1988
        (Prerefunded at 08/15/98)...............   8.200  08/15/18      560,195
                                                                   ------------
                                                                      3,161,183
                                                                   ------------

                                               See Notes to Financial Statements

                               December 31, 1995

--------------------------------------------------------------------------------

 Par
 Amount
 (000)  Description                               Coupon  Maturity Market Value
-------------------------------------------------------------------------------
        HOUSING 7.8%
 $  100 Iowa, Finance Authority, Multi-family
        Rev., Refunding (Park West Project)....    8.000% 10/01/23 $   103,356
    100 Minneapolis, Minnesota, Health Care
        Facility (Ebenezer Society Project)
        Series A...............................    7.000  07/01/12     101,662
    650 Rhode Island, Housing, Single Family
        Mtg. Rev. Series A, AMBAC..............    6.150  07/01/17     672,770
    250 Ridgeland, Mississippi, Urban Renewal
        Rev. (The Orchard, Ltd. Project) Series
        A......................................    7.750  12/01/15     263,155
    960 Tennessee, Housing Development Agency
        Rev. (Home Ownership Program)..........    6.800  07/01/17   1,014,499
    250 Virginia, State Housing Development
        Rev., (Commonwealth Mortgage) Series A.    7.100  01/01/17     263,385
    500 Wisconsin, Housing and Economic
        Development Authority, Home Ownership
        Rev. ..................................    7.350  01/01/17     537,695
                                                                   -----------
                                                                     2,956,522
                                                                   -----------
        INDUSTRIAL DEVELOPMENT REVENUE
        (IDR)/POLLUTION CONTROL REVENUE
        (PCR) 14.6%
  1,695 Claiborne County, Mississippi, PCR,
        (Middle South Energy)..................    9.500  04/01/16   1,762,224
  1,000 Gila County, Arizona, Industrial
        Development Authority, Refunding, PCR
        (Asarco, Inc.).........................    8.900  07/01/06   1,088,330
  1,000 Independence County, Arkansas, PCR
        (Mississippi Power & Light Company
        Project)...............................    9.500  07/01/14   1,125,620
    250 Massachusetts, Industrial Finance
        Agency, IDR, Refunding (Beverly
        Enterprises, Inc./Gloucester and
        Lexington Projects) Series 1992........    8.000  05/01/02     270,407
    100 Montgomery County, Pennsylvania, IDR
        (Pennsburg Nursing & Rehabilitation
        Center)................................    7.625  07/01/18     100,285
  1,000 Parish of West Feliciana, Louisiana,
        PCR....................................    7.500  05/01/15   1,086,990
    105 St. Charles, Illinois, Rev., IDR (Tri-
        City Center Project)...................    7.500  11/01/13     111,356
                                                                   -----------
                                                                     5,545,212
                                                                   -----------
        LIFE CARE 3.3%
    600 Butler County, Pennsylvania, Industrial
        Development Authority, 1st Mtg. Rev.
        (Sherwood Oaks Project)................    8.750  06/01/16     620,274
    100 Montgomery County, Pennsylvania,
        Industrial Development Authority, 1st
        Mtg. Rev. (Meadowood Corp Project).....   10.250  12/01/20     127,759
    250 Plantation, Florida, Health Facilities
        Authority Rev. (Covenant Retirement
        Communities, Inc.).....................    7.750  12/01/22     272,880
    200 Scottsdale, Arizona, Industrial
        Development Authority, 1st Mtg. Rev.
        (Westminister Village) (Prerefunded at
        06/01/97)..............................   10.000  06/01/17     222,238
                                                                   -----------
                                                                     1,243,151
                                                                   -----------

                                               See Notes to Financial Statements

                               December 31, 1995

--------------------------------------------------------------------------------

 Par
 Amount
 (000)  Description                                Coupon Maturity Market Value
-------------------------------------------------------------------------------
        MISCELLANEOUS 13.4%
 $  500 Dade County, Florida, Special
        Obligation, Rev. .......................   5.900% 04/01/10 $   522,550
    500 Detroit, Michigan, G.O., Series 87-A....   8.625  04/01/07     537,800
  1,000 Hammond, Indiana, Local Public
        Improvement Rev., Series A, FGIC........   5.300  03/15/09     998,970
    500 Highlands Ranch Metropolitan District,
        Colorado, No. 1, Refunding and
        Improvement, G.O., Series A.............   7.300  09/01/12     591,025
    500 Mountain Village Metropolitan District,
        San Miguel County, Colorado, G.O. ......   7.950  12/01/03     533,295
    500 New York, New York, G.O., Series B......   7.375  08/15/13     551,050
    500 Parish of St. John the Baptist,
        Louisiana, Public Improvement,
        Series 1987.............................   7.600  01/01/08     611,235
    500 Parish of St. John the Baptist,
        Louisiana, Public Improvement, Series
        1987....................................   7.600  01/01/09     612,435
    100 Southtech Metropolitan District,
        Colorado, Refunding, G.O. (Prerefunded
        at 12/01/97) ...........................   9.500  12/01/11     111,098
                                                                   -----------
                                                                     5,069,458
                                                                   -----------
        NURSING HOMES 1.3%
    100 Carmel, Indiana, Retirement Rent Housing
        Rev., Refunding
        (Beverly Enterprises, Inc.) Series 1992.   8.750  12/01/08     114,125
     75 Covington-Alleghany County, Virginia,
        Refunding (Beverly Enterprises, Inc.)...   9.375  09/01/01      85,407
    250 Fairfield, Ohio, Economic Development
        Rev., Refunding (Beverly Enterprises,
        Inc.)...................................   8.500  01/01/03     275,452
                                                                   -----------
                                                                       474,984
                                                                   -----------
        SALES TAX REVENUE 3.7%
    100 Crestwood, Illinois, Tax Increment Rev.,
        Refunding...............................   7.250  12/01/08     102,362
  1,185 Reno, Nevada, Redevelopment Agency Tax
        Allocation Rev.,
        Series A................................   6.000  06/01/10   1,199,054
    100 Round Lake Beach, Illinois, Tax
        Increment Rev., Series 1993.............   7.200  12/01/04     106,275
                                                                   -----------
                                                                     1,407,691
                                                                   -----------
        TRANSPORTATION 3.9%
    500 Cleveland, Ohio, Parking Facilities
        Improvement Rev. .......................   8.000  09/15/12     537,925
    500 Indiana, Finance Authority, Airport
        Facilities Lease Rev.,
        Series A................................   6.250  11/01/16     517,785
    400 Foothill Eastern Transportation Corridor
        Agency (California Toll Road) Sr. Lien,
        Series A................................   6.000  01/01/16     403,016
                                                                   -----------
                                                                     1,458,726
                                                                   -----------

                                               See Notes to Financial Statements

                               December 31, 1995

--------------------------------------------------------------------------------

 Par
 Amount
 (000)  Description                                Coupon Maturity Market Value
-------------------------------------------------------------------------------
        UTILITIES 24.4%
 $  400 Chicago, Illinois, Emergency Telephone
        System, FGIC............................   5.600% 01/01/10 $   414,160
  2,160 Georgia, Municipal Electric Authority,
        Power Rev.,
        Series L, FSA ..........................   6.000  01/01/19   2,173,349
    500 Indiana, Municipal Power Agency, Supply
        Systems Rev.,
        Series A................................   5.750  01/01/18     500,045
  1,550 Intermountain Power Agency, Utah,
        Special Obligation, 1st Crossover
        Series..................................   5.000  07/01/16   1,439,221
    950 Intermountain Power Agency, Utah,
        Special Obligation, 2nd Crossover Series
        C.......................................   5.000  07/01/18     884,469
    500 Irvine Ranch, California, Water District
        Rev. ...................................   8.250  08/15/23     538,355
  1,500 Piedmont Municipal Power Agency, South
        Carolina, Electric Rev., Refunding,
        Series A................................   5.750  01/01/24   1,471,350
  1,350 New York City, Municipal Water Finance
        Authority, New York, Water & Sewer Rev.,
        Series A................................   5.000  06/15/17   1,275,291
    500 West Richland, Washington, Water & Sewer
        Rev., MBIA..............................   7.000  12/01/14     558,275
                                                                   -----------
                                                                     9,254,515
                                                                   -----------
        TOTAL MUNICIPAL BONDS (Cost
        $32,265,569)............................                    35,464,137
                                                                   -----------
        MUNICIPAL VARIABLE RATE DEMAND NOTES 0.3%
    100 Wilmington, Delaware, Hospital, Series B
        (Cost $100,000).........................   3.750  07/01/11     100,000
                                                                   -----------
 TOTAL INVESTMENTS (Cost $32,365,569) 94.0%......................   35,564,137
 OTHER ASSETS AND LIABILITIES, NET 6.0%..........................    2,288,755
                                                                   -----------
 NET ASSETS 100%.................................................  $37,852,892
                                                                   -----------

G.O.--general obligation bond
Rev.--revenue bond

Insurers:
AMBAC--AMBAC Indemnity Corp.
CONN--Connie Lee
FGIC--Financial Guaranty Insurance Corp.
FSA--Financial Security Assurance, Inc.
MBIA--Municipal Bond Investor's Assurance Corp.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1995

--------------------------------------------------------------------------------

ASSETS
Investments, at market value (Cost $32,365,569)...................  $35,564,137
Receivable for investments sold...................................    1,765,143
Interest receivable...............................................      751,407
Other receivables.................................................          637
                                                                    -----------
 Total Assets.....................................................   38,081,324
                                                                    -----------
LIABILITIES
Dividend payable..................................................      190,528
Due to Adviser....................................................       11,023
Accrued expenses..................................................       26,881
                                                                    -----------
 Total Liabilities................................................      228,432
                                                                    -----------
NET ASSETS, equivalent to $19.87 per share on 1,905,282 shares outstanding......................................................  $37,852,892
                                                                    -----------
NET ASSETS WERE COMPRISED OF:
Common stock, at par value $1 per share; 5 million shares
 authorized; 1,910,907 shares issued of which 5,625 shares are held in treasury.................................................  $ 1,910,907
Capital surplus...................................................   32,007,341
Less cost of treasury stock.......................................      (23,357)
Undistributed net realized gain on securities.....................      388,731
Net unrealized appreciation of securities.........................    3,198,568
Undistributed net investment income...............................      370,702
                                                                    -----------
NET ASSETS........................................................  $37,852,892
                                                                    -----------

                                               See Notes to Financial Statements

                              FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

                                                                     Year Ended
                                                                    December 31,
                                                                        1995
                                                                    ------------
INVESTMENT INCOME
Interest..........................................................   $2,654,299
                                                                     ----------
EXPENSES
Management fees...................................................      166,477
Director's fees and expenses......................................       50,843
Audit fees........................................................       12,700
Custodian fees....................................................        2,256
Legal fees........................................................        8,257
Reports to shareholders...........................................       11,045
Miscellaneous.....................................................        3,178
Expense waiver (see Note 2).......................................      (18,656)
                                                                     ----------
 Total expenses...................................................      236,100
                                                                     ----------
 NET INVESTMENT INCOME............................................    2,418,199
                                                                     ----------
REALIZED AND UNREALIZED GAIN ON SECURITIES
Net realized gain on securities...................................      585,047
Net unrealized appreciation of securities during the period.......    1,980,331
                                                                     ----------
 NET REALIZED AND UNREALIZED GAIN ON SECURITIES...................    2,565,378
                                                                     ----------
 INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.................   $4,983,577
                                                                     ----------



--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended December 31
                                                       ------------------------
                                                              1995         1994
--------------------------------------------------------------------------------
NET ASSETS, beginning of period......................  $35,346,181  $38,792,324
                                                       -----------  -----------
OPERATIONS
 Net investment income...............................    2,418,199    2,601,385
 Net realized gain (loss) on securities..............      585,047      (62,701)
 Net unrealized appreciation (depreciation) of
  securities during the period.......................    1,980,331   (3,374,591)
                                                       -----------  -----------
 Increase (decrease) in net assets resulting from
 operations..........................................    4,983,577     (835,907)
                                                       -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT
INCOME...............................................   (2,476,866)  (2,610,236)
                                                       -----------  -----------
INCREASE (DECREASE) IN NET ASSETS....................    2,506,711   (3,446,143)
                                                       -----------  -----------
NET ASSETS, end of period (including undistributed
 net investment income of $370,702 and $429,369,
 respectively).......................................  $37,852,892  $35,346,181
                                                       -----------  -----------

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  Selected data for a share of common stock outstanding throughout each of the periods indicated.

--------------------------------------------------------------------------------

                                               Year Ended December 31
                                         --------------------------------------
                                          1995    1994    1993    1992    1991
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period...  $18.55  $20.36  $19.88  $19.45  $18.83
                                         ------  ------  ------  ------  ------
INCOME FROM OPERATIONS
 Investment income.....................    1.39    1.51    1.56    1.53    1.60
 Expenses..............................    (.12)   (.15)   (.15)   (.17)  (.145)
                                         ------  ------  ------  ------  ------
Net investment income..................    1.27    1.36    1.41    1.36   1.455
Net realized and unrealized gain (loss)
 on securities.........................    1.35   (1.80)    .47     .47    .665
                                         ------  ------  ------  ------  ------
Total from investment operations.......    2.62    (.44)   1.88    1.83    2.12
                                         ------  ------  ------  ------  ------
LESS DISTRIBUTIONS FROM NET INVESTMENT
INCOME.................................   (1.30)  (1.37)  (1.40)  (1.40)  (1.50)
                                         ------  ------  ------  ------  ------
Net asset value, end of period.........  $19.87  $18.55  $20.36  $19.88  $19.45
                                         ------  ------  ------  ------  ------
TOTAL RETURN...........................  14.12%  (2.16%)  9.46%   9.41%  11.26%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions)...   $37.9   $35.3   $38.8   $37.9   $37.1
Average net assets (millions)..........   $37.0   $37.0   $38.8   $37.5   $36.5
Ratios to average net assets(1)
 Expenses..............................    .64%    .74%    .73%    .85%    .77%
 Expenses, without waiver..............    .69%    .76%    .78%    --      --
 Net investment income.................   6.54%   7.03%   6.93%   6.91%   7.59%
 Net investment income, without waiver.   6.49%   7.01%   6.88%    --      --
Portfolio turnover rate................     21%     18%      5%     15%      2%

(1) See Note 2

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS


-------------------------------------------------------------------------------
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES
Mosher, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund seeks income that is exempt from federal income tax by investing pri-marily in municipal debt securities.
  The following is a summary of the significant accounting policies consist-ently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted ac-counting principles requires management to make estimates and assumptions that affect the amounts reported. Actual amounts may differ from the estimates.

A. INVESTMENT VALUATIONS-Investments in municipal bonds are valued at the most recently quoted bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers and an independent pricing service. Short-term invest-ments are valued at amortized cost, which approximates market value. Municipal variable rate demand notes are valued at par. Periodic rate changes reflect current market conditions.
  Issuers of certain securities owned by the Fund may have obtained insurance guaranteeing their timely payment of principal and interest at maturity. The insurance reduces financial risk but not market risk of the security.
  Fund investments include lower rated and unrated debt securities which may be more susceptible to adverse economic conditions than investment grade hold-ings. These securities are often subordinated to the prior claims of other se-nior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. Securities rated below investment grade and comparable unrated securities represented approximately 20% of the investment portfolio at the end of the period.

B. FEDERAL INCOME TAXES-No provision for federal income taxes is required be-cause the Fund has elected to be taxed as a "regulated investment company" un-der the Internal Revenue Code and intends to maintain this qualification by annually distributing all of its taxable net investment income and taxable net realized gains to its shareholders.
  During the period, the Fund utilized approximately $186,000 in capital loss carryforward to offset capital gains.

C. INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME-Investment transac-tions are accounted for on the trade date. Realized gains and losses on in-vestments are determined on the basis of identified cost. Interest income is accrued weekly.

-------------------------------------------------------------------------------

D. DIVIDENDS AND DISTRIBUTIONS-Dividends and distributions to shareholders are recorded on the record date. The Fund distributes tax basis earnings in accor-dance with the minimum distribution requirements of the Internal Revenue Code, which may differ from generally accepted accounting principles. Such dividends or distributions may exceed financial statement earnings.
  The Fund will continue to invest principally in tax-exempt obligations suf-ficient in amount to qualify the Fund to pay "exempt-interest dividends" as defined in the Internal Revenue Code.

E. DEBT DISCOUNT OR PREMIUM-The Fund accounts for discounts and premiums on the same basis as is used for federal income tax reporting. Accordingly, orig-inal issue debt discounts and all premiums are amortized over the life of the security. Market discounts are recognized at the time of sale as realized gains for book purposes and as ordinary income for tax purposes.

F. WHEN-ISSUED SECURITIES-Delivery and payment for securities purchased on a when- issued basis may take place up to 45 days after the date of the transac-tion. The securities purchased are subject to market fluctuation during this period. To meet the payment obligation, sufficient cash or liquid securities equal to the amount that will be due are set aside with the custodian.

NOTE 2--MANAGEMENT FEES
Van Kampen American Capital Asset Management, Inc. (the "Adviser"), serves as investment manager of the Fund. Management fees are paid monthly based on an annual rate of .45% of average weekly net assets. As of July 1, 1995, the Ad-viser voluntarily agreed to waive all management fees in excess of .35% of the Fund's average weekly net assets.

NOTE 3--INVESTMENT ACTIVITY
During the period, the cost of purchases and proceeds from sales of invest-ments, excluding short-term investments, were $7,559,714 and $7,446,922, re-spectively.
   The cost of investments owned at the end of the period was the same for federal income tax purposes. Gross unrealized appreciation of investments ag-gregated $3,198,568 and there was no gross unrealized depreciation of invest-ments.

NOTE 4--DIRECTOR COMPENSATION
Fund directors who are not affiliated with the Adviser are compensated by the Fund at the annual rate of $3,000 plus a fee of $750 per Board meeting and $200 per Committee meeting attended. During the period, such fees aggregated $47,700.

                         INDEPENDENT AUDITOR'S REPORT

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF MOSHER, INC.

We have audited the accompanying statement of assets and liabilities including the portfolio of investments of Mosher, Inc., as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsi-bility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
  We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of De-cember 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant esti-mates made by management, as well as evaluating the overall financial state-ment presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mosher, Inc. as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted ac-counting principles.

KPMG PEAT MARWICK LLP

Houston, Texas
January 19, 1996

                                  MOSHER, INC.

BOARD OF DIRECTORS
DOUGAL A. CAMERON, IV
MILTON E. ELIOT
CHRISTOPHER T. JONES
RICHARD L. KENDALL
JOHN H. LINDSEY
ROBERT C. MCNAIR
CHARLES C. RYRIE
ROBERT STEWART, JR.

OFFICERS
MILTON E. ELIOT
Chairman
CHRISTOPHER T. JONES
President
CHARLES C. RYRIE
Vice President and Treasurer
ARTHUR H. ROGERS
Secretary
INVESTMENT ADVISER
VAN KAMPEN AMERICAN CAPITAL ASSET MANAGEMENT, INC.
2800 Post Oak Blvd. Houston, Texas 77056

SHAREHOLDER SERVICE AGENT
BOSTON FINANCIAL DATA SERVICES, INC.
P.O. Box 366
Boston, Massachusetts 02101

CUSTODIAN
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street Boston, Massachusetts 02110

LEGAL COUNSEL
FULBRIGHT & JAWORSKI
1301 McKinney
Houston, Texas 77010

INDEPENDENT AUDITORS
KPMG PEAT MARWICK
NationsBank Center
700 Louisiana
Houston, Texas 77210-4545
(c) Van Kampen American Capital Distributors, Inc., 1996 All rights reserved. SM denotes a service mark of Van Kampen American Capital Distributors, Inc.

Inquiries about an investor's account should be referred to the Fund's Transfer Agent. Boston Financial Data Services, Inc. P.O. Box 366
Boston, Massachusetts 02101
Telephone: (800) 821-1238